UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 4, 2018 (August 31, 2018)

China Commercial Credit, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36055	45-4077653
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 701, Building D, U-center

No.28 Chengfu Road, Haidian District

Beijing, China (Address of Principal Executive Offices)

(86-0512) 6396-0022

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 31, 2018, China Commercial Credit, Inc. (the “Company”) held its 2018 annual meeting of stockholders (the “Annual Meeting”). The number of shares of common stock entitled to vote at the Annual Meeting was 24,595,612 shares. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 11,428,146 shares. At the Annual Meeting, the following proposals were voted on:

1.	To elect Mr. Chenguang Kang, Mr. Jialin Cui, Ms. Kecen Liu, Mr. Long Yi, and Mr. Teck Chuan Yeo (the “Director Nominees”) to serve on the Company’s Board of Directors until the 2019 annual meeting of stockholders of the Company;

2.	To ratify the selection of BDO China SHU LUN PAN Certified Public Accountants LLP as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2018 (the “Ratification of Auditors”).

3.

To ratify and approve, for purposes of complying with applicable NASDAQ Listing Rules, issuance of more than 20% of the Company’s common stock (the “Common Stock”), par value $0.001 per share, pursuant to certain Securities Purchase Agreements dated April 11, April 28, May 25 and June 19, 2018 in private placements to certain “non-U.S. Persons” as defined in Regulation S (the “Stock Issuance”).

4.

To approve and adopt amendment to the Company’s Certificate of Incorporation (the “Charter Amendment”)  to affect a reverse stock split of our issued and outstanding common stock by a ratio of not less than one-for-two and not more than one-for-ten and then a forward stock split of our then issued and outstanding common stock by a ratio of not less than one-for-two and not more than one-for-ten immediately following the reverse split (the “Reverse Split”) at any time prior to, March 31, 2019, with the exact ratios to be set at a whole number within this range, as determined by our Board in its sole discretion.

5.	To transact other business that properly comes before the meeting (the “Other Matters”).

All Director Nominees were elected as directors, the Ratification of Auditors, Stock Issuance and Reverse Split were all approved.  The Company’s inspector of election reported the final votes of the stockholders as follows:

	For	Against	Withheld	Abstain
Election of Directors
Chenguang Kang	11,398,332	0	29,814	-
Jialin Cui	11,401,613	0	26,533	-
Kecen Liu	11,401,612	0	26,534	-
Long Yi	11,398,333	0	29,813	-
Teck Chuan Yeo	11,400,092	0	28,054	-
Ratification of appointment of independent registered public accounting firm	11,406,948	19,365	-	1,833
Approval of Stock Issuance	11,394,163	23,200	-	10,783
Approval of Reverse Split	11,389,027	38,709	-	410

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA COMMERCIAL CREDIT, INC.

Date: September 4, 2018	By:	/s/ Long Yi
	Name:	Long Yi
	Title:	Chief Financial Officer

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